UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2004


                        Ultimate Franchise Systems, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       000-23545               84-1317674
------------------------------        -------------         -------------------
      (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)         File Number)         Identification No.)


                      300 International Parkway, Suite 100
                               Heathrow, FL 32746
               --------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (407) 333-8998
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

         On June 16, 2004, we issued 800,000 unregistered shares of our common stock in exchange for 7,500 shares of the issued and outstanding shares of Obee's Franchise Systems, Inc. which constituted all of the issued and outstanding shares of common stock on this date. The existing 7,500 shares of Obee's common stock were converted into shares of our common stock on a 106.6667 for one basis as follows:

                                 Number of Shares         Value of Shares
                                      Issued                   Issued
                                      ------                   ------
       James Patrick                 426,666                  $273,066
       Thomas Kearney                213,333                   136,533
       Henry Malon                    80,000                    51,200
       David Wehner                   26,667                    17,067
       Joseph Hobbs                   26,667                    17,067
       Timothy McGivern               26,667                    17,067
                                     -------                  --------
                                     800,000                  $512,000
                                     =======                  ========


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2005                       Ultimate Franchise Systems, Inc.,
                                             a Nevada corporation

                                             /s/  Christopher M. Swartz
                                             -----------------------------------
                                             By:  Christopher M. Swartz
                                             Its: President